EXHIBIT 99.2

March 31, 2010 Quarterly Results April 29, 2010

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Trademarks ACI, the ACI logo, BASE24 and BASE24-eps are registered trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States and/or other countries. Agile Payments Solution, ACI Money Transfer System, ACI Issuer, ACI Acquirer and ACI Interchange have pending registrations or are common-law trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States and/or other countries. Other parties' marks referred to in this presentation, if any, are the property of their respective owners.

Phil Heasley, Chief Executive Officer Louis Blatt, Chief Product Officer Scott Behrens, Chief Financial Officer Q&A: Phil Heasley, Scott Behrens, Louis Blatt, Ralph Dangelmaier and Tony Scotto

Overview Phil Heasley, Chief Executive Officer

Q1 2010 Update Stronger business performance compared to prior year Sales of $81.1 million, up $20 million versus Q1-09 sales Strong expense management Stronger OFCF Stronger recurring revenue led by maintenance Strong contract size growth in our term renewals across Americas and EMEA regions Tracking to full year guidance

Louis Blatt, Chief Product Officer Business Review

Overall Market View We are seeing larger deal sizes Pipeline of significant deals strengthening Emphasis on cross-selling and solution-selling Seeing movement on migrations from BASE24(r) to BASE24-eps(r) (e.g. South African bank, Networks First program, etc.)

Strategy Update We are continuing to foster a single strategy and set of objectives that unifies ACI to focus on a single vision: to be the leading provider of a unified solution that initiates, manages, secures and operates payments to maximize the total economic impact for our customers Immediate focus will be on integrating and cross-selling existing products in existing markets where we have the ability to sell, implement and maintain Short-intermediate term will expand focus to existing products/markets where we have historically not had the specific implementation and services skills Intermediate strategy to invest in high growth markets (e.g. secure and India)

Geographic Sales & Revenue Highlights Americas Q1-10 sales of $47.3 million, up 22% versus Q1-09 Americas Q1-10 revenue of $46.3 million, down 7% versus Q1-09 EMEA channel sales of $27.0 million, up 55% versus Q1-09 EMEA Q1-10 revenue of $31.9 million, up 10% versus Q1-09 Concluded build-out of new EMEA management team Asia-Pacific sales of $6.8 million, up 49% versus Q1-09 Asia Pacific Q1-10 revenue of $9.5 million, up slightly from last year

Market Drivers Strong retail sales being driven by the market forces described earlier Our ACI IssuerTM, ACI AcquirerTM and ACI InterchangeTM products (former Essentis technologies) and BASE24-eps deliver an unprecedented level of integration to the market. Financial crimes continue to be a critical issue in the market Strong opportunity in the market to enable banks to protect their customers' identities in enterprise fashion across the world. A renewed focus on our tools business equals better implementations for our customers and provides cross selling opportunity to existing customers globally

Agile Payments SolutionTM Product Sales Agile Payments SolutionTM Product Sales

Alliances & Partnerships Reviewing high growth markets and distribution strategy Go-direct instituted in India after 17 years operating through a distributor Achieved first win with our chip card technology partner, Bell ID Exploring new partnerships across product lines to deliver new capabilities and enhanced functionality Key wins with IBM in Q1 in Canada and Latin America Q2 pipeline strong across product lines

60- Month Backlog Is Driven By Maintenance 60- Month Backlog Is Driven By Maintenance 60- Month Backlog Is Driven By Maintenance Implementation and professional services more significant in 12-month backlog Recurring revenues (maintenance, license, and hosting fees) comprise majority of 60-month backlog Higher margin maintenance revenue is more prevalent in the 5 year backlog metric

15 Ongoing Margin Improvement Initiatives ACI's profitability is driven by four main sources of revenue: Maintenance, Application, Services and On Demand. Maintenance Reliable and predictable revenue and cash flow stream Higher maintenance pricing on mature and sunset products or move to newer version Application Increase sales to new customers Cross-sell products to existing customers Services Improve utilization Assess bill rates in all regions Reduce time to implement (standard implementation methodology) On Demand Increase sales to new customers (increase volume)

Financial Review Scott Behrens, Chief Financial Officer

Key Takeaways From The Quarter Revenue essentially flat; achieved $87.7 million in the current quarter versus $88.2 million in March 2009 quarter Higher maintenance, MLF and on-demand hosting revenues offset by lower initial software license fees and services revenues Continuing trend of recurring revenue growth - achieved a rise of ~ $5.9 million in monthly recurring revenue over prior-year quarter led by higher monthly maintenance fees Sales were significantly stronger than prior-year first quarter Large ratable term-extensions renewing in multiple geographies - Canada, Mexico, Indonesia, South Africa, U.K., USA Operating earnings improvement of $1.2 million over prior-year quarter

Takeaways From The Quarter (continued) OFCF of $8.2 million was positively impacted by strong cash receipts Operating expenses decreased $1.7 million versus prior- year quarter primarily due to approximately $2.2 million in lower professional fees FX contributed a small positive margin while interest rate swap loss contributed a $0.2 million loss

Backlog is Still a Significant Contributor to Current Period Revenue Q1 remains heavily biased towards backlog revenue Sold larger number of term extensions versus prior-year quarter recognized ratably as monthly license fee revenue as opposed to up-front initial license fee revenue fee revenue fee revenue fee revenue fee revenue

Enhanced Revenue Presentation Software hosting revenues broken out on a separate line. Includes all revenues from hosting and on-demand arrangements Refined classification of revenues in order to provide more expanded disclosure and to better reflect the results of our on-demand business Prior period reclassified to conform to current presentation No impact to prior period total revenues or net earnings

Re-affirmation of 2010 Guidance Revenue Expect revenue growth even as we anticipate fewer term renewals in 2010 where revenue recognition occurs immediately Operating Income Operating income improves from the on-going focus on profitable sales and efficient expense management 15%-20% growth range implies expense growth of 2%-3.25% or $371- $376 million Operating EBITDA D&A increases from $23.7 million to approximately $26M 123R expected to run approximately $8 million Operating EBITDA = operating income + Depreciation & Amortization + non- cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation cash compensation

Appendix

Q1 2010 Channel Sales Results Sales (net of Term Extensions) Term Extension Sales Total Sales Total Sales Total Sales Total Sales

Historic Sales By Quarter 2009-2010 Historic Sales By Quarter 2009-2010

Operating Free Cash Flow ($ millions) Quarter Ended March 31, Quarter Ended March 31, 2010 2009 Net cash provided by operating activities* $13.6 $2.8 Adjustments: Net after-tax cash payments associated with employee-related actions 0.2 1.6 Less capital expenditures (3.9) (5.3) Less alliance Technical enablement expenditures (1.7) (1.7) Operating Free Cash Flow $8.2 $(2.6) *OFCF is defined as net cash provided (used) by operating activities, excluding cash payments associated with the early termination of leases, cash payments associated with one-time employee related actions, less capital expenditures and plus or minus net proceeds from IBM. All figures estimated tax effected at 35%.

60-Month Backlog ($ millions) Quarter Ended Quarter Ended Quarter Ended December 31, March 31, March 31, 2010 2009 2009 Americas $851 $850 $793 EMEA 480 510 466 Asia/Pacific 176 157 153 Backlog 60-Month $1,507 $1,517 $1,412 ACI Deferred Revenue $144 $138 $137 ACI Other 1,363 1,379 1,275 Backlog 60-Month $1,507 $1,517 $1,412

Revenues by Channel ($ millions) Quarter Ended March 31, Quarter Ended March 31, 2010 2009 Revenues: United States $33.3 $36.3 Americas International 13.0 13.6 Americas $46.3 $49.9 EMEA 31.9 29.0 Asia/Pacific 9.5 9.3 Revenues $87.7 $88.2

Monthly Recurring Revenue ($ millions) Quarter Ended March 31, Quarter Ended March 31, 2010 2009 Monthly Software License Fees $19.6 $17.4 Maintenance fees 33.4 29.9 Processing Services 10.3 10.1 Monthly Recurring Revenue $63.3 $57.4

Deferred Revenue & Expense ($ millions) Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, 2010 2009 2009 2008 Short Term Deferred Revenue $106.9 $106.3 $111.5 $99.9 Long Term Deferred Revenue 37.3 31.5 $25.7 $24.3 Total Deferred Revenue $144.2 $137.8 $137.2 $124.2 Total Deferred Expense $12.9 $12.1 $12.4 $11.3

Non-Cash Compensation, Acquisition Intangibles and Non-Recurring Items Quarter ended March 31, 2010 Quarter ended March 31, 2010 Quarter ended March 31, 2009 Quarter ended March 31, 2009 Non-recurring items EPS Impact* $ in Millions EPS Impact* $ in Millions Employee Related Non-recurring items $0.00 $0.0 $0.01 $0.2 Non-recurring items 0.00 0.0 0.01 0.2 Amortization of acquisition-related intangibles 0.03 1.0 0.03 1.0 Amortization of acquisition-related software 0.03 1.0 0.03 0.9 Non-cash equity-based compensation 0.04 1.2 0.05 1.7 Total: $0.09 $3.2 $0.11 $3.8 * Tax Effected at 35%

Other Income / Expense ($ millions) Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, 2010 December 31, 2009 March 31, 2009 December 31, 2008 Interest Income $0.1 $0.2 $0.3 $0.7 Interest Expense ($0.5) ($1.1) (0.8) (1.5) FX Gain / Loss $0.1 ($1.2) (0.7) 9.3 Interest Rate Swap Loss ($0.2) ($0.2) (0.4) (4.3) Other ($0.1) ($0.5) 0.0 0.2 Total Other Income (Expense) ($0.6) ($2.8) ($1.6) $4.4

Operating EBITDA Quarter Ended March 31, 2010 Quarter Ended March 31, 2009 Operating Income/(Loss) ($0.9) ($2.1) Depreciation Expense 1.6 1.6 Amortization Expense 4.9 4.2 Non-Cash Compensation Expense 1.8 2.6 Operating EBITDA $7.4 $6.3 Operating EBITDA is defined as operating income/(loss) plus depreciation and amortization and non-cash compensation.

Non-GAAP Financial Measures ACI is presenting operating free cash flow, which is defined as net cash provided (used) by operating activities, excluding after tax cash payments associated with one-time employee related actions, less capital expenditures and plus or minus net proceeds from IBM. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60- month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60- month backlog period. Non-GAAP Financial Measures

Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. ACI also includes Operating EBITDA, which is defined as operating income (loss) plus depreciation and amortization and non-cash compensation. Operating EBITDA is considered a non-GAAP financial measure as defined by SEC Regulation G. Operating EBITDA should be considered in addition to, rather than as a substitute for, operating income (loss). Non-GAAP Financial Measures

Non-GAAP Financial Measures The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non- GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

Forward Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: Belief that we are tracking to full year guidance; Expectations regarding the overall market including our expectations and assumptions regarding the size of deals, the strengthening of the pipeline for significant deals, the emphasis on cross-selling and solution-selling and movement on migrations from BASE24 to BASE24-eps; Expectations regarding our strategy to be the leading provider of a unified solution that initiates, manages, secures and operates payments to maximize the total economic impact to our customers and our ability to (i) focus on integrating and cross-selling existing products in existing markets, (ii) expand our focus to existing products/markets where we have historically not had the specific implementation and service skills and (iii) invest in high growth markets; Expectations regarding the strength of the pipeline in the Americas, EMEA and Asia-Pacific channels for the remainder of 2010; Belief that market forces will drive strong retail sales and that our ACI Issuer, ACI Acquirer, ACI Interchange and BASE24-eps products deliver an unprecedented level of integration to the market; Expectations regarding opportunities to enable banks to protect customer identities in an enterprise fashion in response to financial crimes issues; Belief that a renewed focus on our tools business will result in better implementations for our customers and provide cross-selling opportunities to existing customers globally; Expectations regarding our distribution strategy and our ability to establish alliances and partnerships across product lines to deliver new capabilities and enhanced functionality; The company's 12- and 60-month backlog estimates and assumptions; Belief that the company's ongoing margin improvement initiatives will result in increased profitability and expectations and assumptions regarding the implementation of these initiatives across the company's four sources of revenue: maintenance, application, services and on demand; Expectations regarding a continued trended of recurring revenue growth; and Expectations regarding 2010 financial guidance, including GAAP revenue, GAAP operating income, operating EBITDA and assumptions regarding other factors impacting our 2010 financial guidance, including sales, expenses and expense management.

Forward Looking Statements All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, risks related to the global financial crisis, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets, our restructuring efforts, the restatement of our financial statements, consolidation in the financial services industry, changes in the financial services industry, the accuracy of backlog estimates, the cyclical nature of our revenue and earnings, exposure to unknown tax liabilities, volatility in our stock price, risks from operating internationally, including fluctuations in currency exchange rates, increased competition, our offshore software development activities, the performance of our strategic product, BASE24-eps, the maturity of certain legacy products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our legacy products, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, business interruptions or failure of our information technology and communication systems, our alliance with IBM, our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, future acquisitions and investments and litigation. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.